Rule 497(e)
                                                  File Nos. 2-81129 and 811-3640


                       WN PLAN DEFERRED VARIABLE ANNUITY
                               SEPARATE ACCOUNT I
                    OF WASHINGTON NATIONAL INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 18, 2013
                        TO PROSPECTUS DATED JULY 1, 1996
                    ________________________________________

This Supplement updates certain information contained in the Prospectus dated July 1, 1996, for the WN Plan Deferred Variable Annuity Contract (the "Contract") previously issued by Washington National Insurance Company (the "Company").

Effective August 19, 2013, we are modifying our rules regarding the transfer of all or part of your Accumulated Value out of the Fixed Account. If you currently have Accumulated Value in the Fixed Account, you will no longer be allowed to transfer all or part of it into the Bond, Capital Growth or Core Equity Sub-Accounts. Transfers between the Fixed Account and Money Market Sub-Account currently are not, and will continue not to be, permitted. If you currently have Accumulated Value in the Bond, Capital Growth and/or Core Equity Sub-Accounts, you may continue to transfer all or part of that Accumulated Value into the Fixed Account. Please note, however, that once this Accumulated Value has been transferred to the Fixed Account, you may not transfer it back to the Bond, Capital Growth or Core Equity Sub-Accounts.

Accordingly, subsections (c) and (e) under the section entitled "TRANSFERS OF ACCUMULATED VALUE" on pages 15-16 are deleted and replaced with the following:

c. Not from the Fixed Account to the Bond, Capital Growth, and Core Equity Sub-Accounts;

e. Only if amounts of $100 or more are transferred to the Fixed Account or between any Sub-Account.

This disclosure supersedes and modifies all discussions in the Prospectus regarding transfers.

Please keep this Supplement for future reference.